EXHIBIT 12.3



          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, William Petrie, Sr., Executive Chairman of Australian-Canadian Oil Royalties Ltd. ("ACOR"), and Jesse Meidl, Director of ACOR, each hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, as filed with the Securities and Exchange Commission on the date hereof, (i) the Annual Report of ACOR on Form 20-F for the fiscal year ended December 31, 2012 (the "Annual Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) the information contained in the Annual Report fairly presents in all material respects the financial condition and results of operations of ACOR.

Dated:  May 16, 2013
                                /s/ William Petrie, Sr.
                                ------------------------------------------------
                                William Petrie, Sr.
                                Executive Chairman, Australian-Canadian Oil
                                Royalties Ltd.

Dated:  May 16, 2013
                                /s/ Jesse Meidl
                                ------------------------------------------------
                                Jesse Meidl
                                Director, Australian-Canadian Oil Royalties Ltd.